Persimmon LONG/SHORT fund

Class A Shares: LSEAX

Class I Shares: LSEIX

(a series of Northern Lights Fund Trust III)

Supplement dated May 25, 2016
to the Statement of Additional Information (“SAI”) dated February 1, 2016

Effective May 25, 2016, sales and operations of Class A shares of the Persimmon Long/Short Fund (the “Fund”) have been suspended. The Fund may recommence offering and operation of Class A shares of the Fund in the future. Also effective as of May 25, 2016, the Fund’s adviser, Persimmon Capital Management, LLC, has agreed to reduce the Fund’s expense limitation applicable to Class I shares from 2.99% to 2.75% of the Fund’s average net assets.

Accordingly, the following sections of the Fund’s SAI have been amended or restated, as shown below.

The fourth paragraph under the section titled “The Fund” on page 1 of the SAI has been replaced with the following:

The Fund is authorized to offer three classes of shares: Class A shares, Class C shares and Class I shares. Class A and Class C shares are not currently available for sale. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

In addition, the “Investment Adviser and Advisory Agreement” subsection of the section entitled “Investment Adviser and Sub-Advisers” on page 28 of the SAI is replaced with the following:

Persimmon Capital Management, LP (the “Adviser”), located at 1777 Sentry Parkway West, Gwynedd Hall, Suite 102, Blue Bell, PA 19422, serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Fund's investment portfolio both (i) directly, including selecting investments and assuring that investments are made in accordance with the Fund's investment objective, policies and restrictions and (ii) indirectly, through its selection and supervision of sub-advisers. The Adviser was established in 1998 for the purpose of advising individuals and institutions. As of September 30, 2015, the Adviser had approximately $190 million in assets under management. The Adviser is controlled by Greg Horn by virtue of his ownership of a majority of the shares of the Adviser.

Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “Advisory Agreement”) the Fund pays the Adviser, on a monthly basis, an annual advisory fee equivalent to 1.99% of the Fund's average daily net assets. Until May 7, 2014, the Adviser received, on a monthly basis, an annual advisory fee equal of 2.50% of the Fund’s average daily net assets. The Advisory Agreement continued in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on no more than 60 days’ written notice by a vote of a majority of the Trustees or the Adviser, or by holders of a majority of that Trust's outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until January 31, 2018, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 2.75% of average daily net assets attributable to Class I shares (the “expense limitation”). From the Fund’s inception through May 25, 2016, the expense limitation was set at 2.99% for Class I shares. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three fiscal years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits then in place or in place at time of waiver. Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance.

For the fiscal year ended September 30, 2013, the Adviser earned $455,584 in advisory fees of which $128,577 was waived. For the fiscal year ended September 30, 2014, the Adviser earned $678,250 in advisory fees of which $74,860 was waived. For the fiscal year ended September 30, 2015, the Adviser earned $665,527 in advisory fees and recaptured $70,421 in previously waived fees.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, dated February 1, 2016, and the supplement to the Prospectus, dated May 25, 2016, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-233-8300.

Please retain this Supplement for future reference.